Exhibit 10e

                 [Estate Preservation Plan]
                  [Owner is the Executive]
EPP CA-1.DOC

               COLLATERAL-ASSIGNMENT AGREEMENT



          A.  FOR VALUE RECEIVED, __________(hereinafter

referred to as the "Owner") does hereby assign, transfer and set over to AMERITECH, a Delaware corporation, with

principal offices and place of business in the State of

Illinois, its successors and assigns (hereinafter referred

to as the "Assignee"), the specific rights referenced herein

(and only those specific rights) in and to that certain

policy (policy number                           ) issued by

Manufacturers Life Insurance Company (hereinafter referred

to as the "Insurer") (said policy hereinafter referred to as the "Policy"), insuring the lives of Sample Executive and

Sample Spouse (hereinafter referred to as the "Insureds"),

subject to all the terms and conditions of the Policy.  The

Owner, by this Assignment, and the Assignee, by acceptance

of the assignment of the Policy to the Assignee hereunder,

agree to the terms and conditions contained herein.

          B.  This Assignment is made, and the Policy is to

be held, as collateral security for all liabilities of the

Owner to the Assignee, now existing or hereafter arising

under and pursuant to that certain Split-Dollar Agreement,

by and between the Owner and the Assignee dated as of

_______  (hereinafter referred to as the "Agreement").  The

Owner reserves all rights and powers in and to the Policy,

except those specific, limited rights granted in the Policy

to the Assignee hereby as security for the liabilities of

the Owner to the Assignee under the Agreement.

          C.  It is expressly agreed that the Assignee's

interest in the Policy under and pursuant to this Assignment shall be limited to the following specific rights in

addition to those provided for in Paragraph D hereof:  (a)

the right to be paid the amount due the Assignee under the

Agreement as a result of the Assignee's payments toward the

premiums on the Policy by recovering said amount directly

from the Insurer out of
the death benefit provided under the

Policy, upon the death of the survivor of the Insureds while the "Split-Dollar Arrangement," as defined in the Agreement,

remains in effect; and (b) the right to be paid the amount

due the Assignee under the Agreement as a result of the

Assignee's payments toward the premiums on the Policy in the event the "Split-Dollar Arrangement," as defined in the

Agreement, shall terminate prior to the death of the

survivor of the Insureds by recovering said amount directly

from the Insurer out of the cash surrender value of the

Policy.  The Owner and the Assignee shall promptly notify

the Insurer of the termination of the "Split-Dollar

Arrangement," as defined in the Agreement, upon the

occurrence of such event.  Except as provided in Paragraph D hereof, the Assignee shall have no other rights or powers in and to the Policy as a result of this Assignment, and

specifically shall have no right or power to borrow against

or withdraw amounts from the Policy, to surrender or cancel

the Policy, or to take any other action which would impair

or defeat the rights of the Owner.

          D.  Subject to the provisions of this Assignment,

the Owner shall retain all of the rights, options,

privileges and other incidents of ownership in and to the

Policy as limited by the requisite consent of the Assignee

provided for herein, including, but not limited to:  (a) the right to surrender or cancel the Policy at any time provided by the terms of the Policy and at such other times as the

Insurer may allow; (b) the right to collect and receive all

distributions or shares of surplus, dividend deposits or

additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in

the Policy with respect thereto; (c) the right to exercise

all non-forfeiture rights permitted by the terms of the

Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom; (d) the sole right to

designate and change the beneficiaries of the "Executive's

Death Benefit," as defined in the Agreement; (e) the right

to elect any optional mode of settlement permitted by the

Policy or allowed by the Insurer; and (f) the sole right to

assign the Owner's interests in the Policy; provided,

however, that all of the rights, options, privileges and

other incidents of ownership in and
to the Policy retained

by the Owner shall be subject to the terms and conditions of the Agreement, and provided further that (1) the Owner shall not take any action with respect to the Policy which would

have a direct or indirect adverse effect on the Assignee's

interests under the Agreement in the Policy without the

Assignee's prior written consent, and (2) except with

respect to the Owner's right to change the beneficiaries of

the "Executive's Death Benefit," as defined in the

Agreement, and to assign the Owner's interests in the Policy and under the Agreement, the Owner shall not take any other

action with respect to the Policy (regardless of whether it

would directly or indirectly adversely affect the Assignee's interests under the Agreement in the Policy) without the

Assignee's prior written consent, which consent will not be

unreasonably withheld by the Assignee.  Except with respect

to those actions described in clause (2) above, the Insurer

may rely upon, and shall be protected in doing so, the

written notice of the Assignee as to the need for and the

fact of the Assignee's prior consent to such action.

          E.  The Assignee agrees with the Owner as follows:

(a) subject to the terms and conditions of the Agreement,

any balance of any amount received by the Assignee hereunder from the Insurer remaining after payment of the then

existing liabilities of the Owner to the Assignee under the

Agreement shall be paid by the Assignee to the persons

entitled thereto under the terms of the Policy had this

Assignment not been executed; and (b) if the Policy is in

the possession of the Assignee, the Assignee will, upon the

Owner's written request, forward the Policy to the Insurer,

without unreasonable delay, for endorsement of any

designation or change of beneficiary, any election of

optional mode of settlement, or the exercise of any other

right reserved by the Owner hereunder.

          F.  Notwithstanding anything in this Assignment to

the contrary, the Insurer shall be under no obligation to

monitor the obligation of the Assignee hereunder to pay to

the persons entitled thereto any amounts received from the

Insurer remaining after payment of the then existing

liabilities of the Owner to the Assignee under the

Agreement, and the Insurer shall have no obligation or

liability to any person or entity if the Assignee fails to

pay such amounts as required hereunder.

          G.  The Insurer is hereby authorized to recognize,

and is protected in recognizing, the Assignee's claims to

amounts due the Assignee hereunder without investigating the validity of the Assignee's claims thereto, the reason for

any action taken by the Assignee, the validity or accuracy

of the amount of any of the liabilities of the Owner to the

Assignee under the Agreement, the existence of any default

therein, the giving of any notice required herein, or the

application to be made by the Assignee of any amounts to be

paid to the Assignee.  The sole receipt of the Assignee for

any amounts received by the Assignee shall be a full

discharge and release therefor to the Insurer.

          H.  The Insurer shall be fully protected in

recognizing the request made by the Owner for surrender or

cancellation of the Policy without investigating the reason

for such request, but only with the prior written consent of the Assignee attached thereto, and upon such surrender or

cancellation, the Policy shall be terminated and be of no

further force or effect.

          I.  Upon the full payment of the liabilities of

the Owner to the Assignee under the Agreement by either the

Insurer or the Owner, the Assignee shall promptly release

this Assignment and thereby reassign to the Owner all

specific rights in the Policy previously assigned hereunder.

          J.  The Assignee may take or release other

security, may grant extensions, renewals or indulgences with respect to the liabilities of the Owner to the Assignee

under the Agreement, or may apply the proceeds of the Policy hereby assigned or any amount received on account of the

Policy by the exercise of any right permitted under this

Assignment, without resorting to or regard to other security for such liabilities, if any.

          K.  In the event of any conflict between the

provisions of this Assignment and the provisions of the

Agreement with respect to the Policy or the Assignee's

rights therein, the provisions of this Assignment shall

prevail.  The Insurer is not a party to the

Agreement and shall not be responsible for the interpretation of the Agreement or for the sufficiency or validity of this

Assignment.

          L.  The Owner declares that no proceedings in

bankruptcy are pending against the Owner, and that the

Owner's property is not subject to any assignment for the

benefit of creditors of the Owner.



     IN WITNESS WHEREOF, the parties hereto have executed

this Agreement, in duplicate, as of the day and year first

above written.



                              Signature:______________________

                              Name:___________________________

                                       Executive "Owner"


                       SPOUSAL CONSENT

     The undersigned, being the spouse of the Owner,

consents to the assignment of the Policy under the foregoing

Assignment as of the day and year first above written.



                              Signature:______________________

                              Name:___________________________
                                    Spouse of Executive "Owner"

                         ACCEPTANCE


     The undersigned Assignee accepts the assignment of the

Policy under the foregoing Assignment as of the day and year first above written.


                                   AMERITECH



                          By:_________________________________
                                Its authorized officer

                                       "Assignee"
ATTEST:


___________________________
Secretary



                           RECEIPT

     The undersigned Insurer acknowledges receipt of the

foregoing Assignment and Acceptance as of the day and year

first above written.  However, the undersigned Insurer

assumes no responsibility as to the validity of the

foregoing Assignment and Acceptance and reserves the right

to require proof satisfactory to it of the Assignee's

interest in the Policy and the extent thereof before making

any settlement under the Policy.



                      MANUFACTURERS LIFE INSURANCE COMPANY

                      By:_____________________________________
                               Its authorized officer
                                     "Insurer"